Exhibit 99.1

NovaStar Home Equity Loan Asset-Backed

Certificates,

Series 2004-4

$2,468,750,000 (Approximate)

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Mortgage, Inc.

Seller and Servicer

Co-Lead Underwriters

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Greenwich Capital Contacts:

Mortgage Finance	Phone	E-mail Address
Prue Larocca	(203) 622-3868	laroccp@gcm.com
Vinu Phillips	(203) 622-5626	philliv@gcm.com
Ara Balabanian	(203) 618-2435	ara.balabanian@gcm.com
Erin Maxwell	(203) 618-6112	erin.maxwell@gcm.com

Trading	Phone	E-mail Address
Ron Weibye	(203) 625-6160	weibyer@gcm.com
Peter McMullin	(203) 625-6160	peter.mcmullin@gcm.com

Structuring	Phone	E-mail Address
Rob Shugrue	(203) 622-5625	shugrur@gcm.com

Collateral Analytics	Phone	E-mail Address
Max Jaeger	(203) 618-2290	jaegerm@gcm.com

Rating Agency Contacts:

Standard & Poor’s	Phone	E-mail Address
M. Scott Mason	(212) 438-2539	scott_mason@sandp.com
Becky Hui Cao	(212) 438-2595	becky_cao@sandp.com

Moody’s Investors Service	Phone	E-mail Address
Shelly Garg	(212) 553-7922	shelly.garg@moodys.com

Fitch	Phone	E-mail Address
Randy Fabian	(212) 908-0268	randy.fabian@fitchratings.com

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: October 29, 2004

$2,468,750,000 (Approximate)

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-4

Class(1,2,3)	Principal Balance ($)	WAL (Years) Call/Mat (4)	Payment Window (Mths) Call/Mat(4)	Expected Rating S&P/Moody’s/Fitch	Assumed Final Distribution Date	Certificate Type
A-1A	1,279,000,000	Not Marketed Hereby		AAA /Aaa /AAA	March 2035	Floating Rate Senior
A-1B	319,800,000	2.56 /2.79	1-89 /1-197	AAA /Aaa /AAA	March 2035	Floating Rate Senior Mezz
A-2A	268,000,000	1.00 /1.00	1-24 /1-24	AAA /Aaa /AAA	March 2035	Floating Rate Seq Senior
A-2B	131,100,000	3.00 /3.00	24-54 /24-54	AAA /Aaa /AAA	March 2035	Floating Rate Seq Senior
A-2C	107,100,000	Not Marketed Hereby		AAA /Aaa /AAA	March 2035	Floating Rate Seq Senior
M-1	95,000,000	5.02 /5.54	40-89 /40-165	AA+ /Aa1 /AA+	March 2035	Floating Rate Subordinate
M-2	51,250,000	4.99 /5.48	39-89 /39-148	AA+ / Aa2 /AA+	March 2035	Floating Rate Subordinate
M-3	43,750,000	4.98 /5.44	39-89 /39-141	AA / Aa3/ AA	March 2035	Floating Rate Subordinate
M-4	22,500,000	4.97 /5.39	38-89 /38-134	AA / A1 / AA-	March 2035	Floating Rate Subordinate
M-5	32,500,000	4.96 /5.35	38-89 /38-129	AA- / A2 / A+	March 2035	Floating Rate Subordinate
M-6	25,000,000	4.96 /5.30	38-89 /38-122	A+ / A3 / A+	March 2035	Floating Rate Subordinate
B-1	25,000,000	4.95 /5.23	37-89 /37-115	A / Baa1 / A	March 2035	Floating Rate Subordinate
B-2	25,000,000	4.94 /5.11	37-89 /37-107	A- / Baa2 / A-	March 2035	Floating Rate Subordinate
B-3	25,000,000	4.90 /4.93	37-89 / 37-96	BBB / Baa3 / BBB	March 2035	Floating Rate Subordinate
B-4	18,750,000	4.58 /4.58	37-80 / 37-80	BBB-/ NR / BBB-	March 2035	Floating Rate Subordinate
Total:	2,468,750,000

(1)	The Class A-1A and Class A-1B Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B and Class A-2C Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are backed by the cash flows from the Group I Mortgage Loans and Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)	The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are priced to call. The margin on the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase by 1.5x after the clean-up call date.

(3)	See “Available Funds Cap Rate” herein.

(4)	See “Pricing Prepayment Speed” herein.

Depositor:	NovaStar Mortgage Funding Corporation.

Seller and Servicer:	NovaStar Mortgage, Inc. (“NovaStar”).

Co-Lead Underwriters:	Greenwich Capital Markets, Inc. (“RBS Greenwich Capital”) and Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Underwriters:	Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated.

Trustee:	JPMorgan Chase Bank.

Custodian:	Wachovia Bank, N.A.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Providers:	Greenwich Capital Derivatives, Inc. (“GCD”) and Wachovia Bank, N.A. (“Wachovia”).

Offered Certificates:	The Class A-1A and Class A-1B Certificates (the “Group I Certificates”), the Class A-2A, Class A-2B and Class A-2C Certificates (the “Group II Certificates”), and together with the Group I Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (together, the “Subordinate Certificates”). The Senior Certificates along with the Subordinate Certificates are referred to herein as the “Offered Certificates.”

Federal Tax Status:	The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on November 1, 2004, and (ii) the date of origination of such Mortgage Loan, or such other date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	On or about November [4], 2004.

Expected Closing Date:	On or about November [18], 2004.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2004.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:	After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:	The Group I, Group II and Subordinate Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Denomination:	$25,000 minimum and multiples of $1,000 in excess thereafter.

Optional Termination:	The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced based on the following collateral prepayment assumptions (100% PPC):

FRM Loans: 20% HEP (2.0% - 20% CPR over 10 months, 20% CPR thereafter)

ARM Loans: 28% CPR

Initial Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $843,653,390, of which: (i) approximately $640,793,923 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group I Initial Mortgage Loans”), (ii) approximately $202,859,467 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group II Initial Mortgage Loans,” together with the Group I Initial Mortgage Loans, the “Initial Mortgage Loans”).

With respect to approximately 12.23% of the Initial Mortgage Loans, NovaStar or another originator, originated a second lien mortgage loan at or prior to the time of origination of the related first lien Mortgage Loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:	On the Closing Date, “Additional Mortgage Loans” will be added to the mortgage loan pool. The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $906,346,610 as of the related Cut-off Date, which will consist of approximately $688,412,334 of mortgage loans related to Group I and approximately $217,934,276 of mortgage loans related to Group II. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the “Closing Date Mortgage Loans.” The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $1,750,000,000, which will consist of approximately $1,329,206,257 of mortgage loans related to Group I and approximately $420,793,743 of mortgage loans related to Group II.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-funding Amount:	On the Closing Date, the Seller will deposit approximately $750,000,000 (the “Pre-funding Amount”), which will consist of approximately $569,659,825 related to Group I and approximately $180,340,175 related to Group II into an account (the “Pre-funding Account”). Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Closing Date Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) [February 16], 2004.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:	The “Formula Rate” on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) in the case of (a) the Offered Certificates other than the Class A-1A Certificates, [11.00]% and (b) the Class A-1A Certificates, [13.00]%.

Group I Available Funds Cap Rate:	The “Group I Available Funds Cap Rate” for the Group I Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee, and mortgage insurance fees allocable to the Group I Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount.

Group II Available Funds Cap Rate:	The “Group II Available Funds Cap Rate” for the Group II Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount.

6

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Available Funds Cap Rate:	The “Subordinate Available Funds Cap Rate” for the Subordinate Certificates on any Distribution Date is equal to the weighted average of the Group I Available Funds Cap Rate and the Group II Available Funds Cap Rate, weighted by the related sub component principal balance.

The principal balance of the Group I sub component is equal to the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group I Certificates.

The principal balance of the Group II sub component is equal to the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group II Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group II Mortgage Loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group with an aggregate principal balance greater than zero.

Available Funds Cap Shortfall:	If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the “Available Funds Cap Shortfall” for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:	The Servicer is generally required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Agreements:	On the Closing Date, the Trustee will enter into multiple “Swap Agreements” with an initial aggregate notional amount of $1,435,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed rate shown below on the related swap notional amount to the related Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

Swap Provider	Effective Notional Amount ($)	Fixed Rate	Maturity Date
GCD	75,000,000	2.94500%	July 2006
GCD	75,000,000	2.96500%	July 2006
Wachovia	75,000,000	2.75500%	August 2006
Wachovia	75,000,000	2.77500%	August 2006
Wachovia	50,000,000	3.05700%	August 2006
GCD	150,000,000	3.08500%	August 2006
GCD	75,000,000	2.78750%	September 2006
Wachovia	75,000,000	2.80310%	September 2006
Wachovia	75,000,000	2.87500%	September 2006
GCD	30,000,000	2.88250%	September 2006
Wachovia	75,000,000	2.88500%	September 2006
GCD	75,000,000	2.89750%	October 2006
GCD	75,000,000	2.99750%	October 2006
GCD	40,000,000	3.00750%	October 2006
Wachovia	90,000,000	3.09250%	October 2006
GCD	25,000,000	3.40250%	July 2007
GCD	25,000,000	3.43900%	July 2007
Wachovia	25,000,000	3.17150%	August 2007
Wachovia	25,000,000	3.23750%	August 2007
GCD	50,000,000	3.54750%	August 2007
GCD	25,000,000	3.16250%	September 2007
Wachovia	25,000,000	3.19000%	September 2007
Wachovia	25,000,000	3.26000%	September 2007
Wachovia	25,000,000	3.28100%	September 2007
GCD	25,000,000	3.24250%	October 2007
GCD	25,000,000	3.35500%	October 2007
Wachovia	25,000,000	3.44750%	October 2007

Although the notional amount of $1,435,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, only a certain portion of the swaps will be assigned to the trust on the Closing Date (based on the principal balance of Mortgage Loans assigned to the trust on the Closing Date). The remainder of the swaps will be assigned to the trust on subsequent dates during the Pre-funding Period depending on the principal balance of Mortgage Loans assigned to the trust on such dates.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an effective aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

Distribution Date	Effective Notional Balance ($)	W.A. Fixed Rate
December 2004	1,435,000,000	3.02036%
January 2005	1,435,000,000	3.02036%
February 2005	1,435,000,000	3.02036%
March 2005	1,435,000,000	3.02036%
April 2005	1,435,000,000	3.02036%
May 2005	1,435,000,000	3.02036%
June 2005	1,435,000,000	3.02036%
July 2005	1,435,000,000	3.02036%
August 2005	1,435,000,000	3.02036%
September 2005	1,435,000,000	3.02036%
October 2005	1,435,000,000	3.02036%
November 2005	1,435,000,000	3.02036%
December 2005	1,435,000,000	3.02036%
January 2006	1,435,000,000	3.02036%
February 2006	1,435,000,000	3.02036%
March 2006	1,435,000,000	3.02036%
April 2006	1,435,000,000	3.02036%
May 2006	1,435,000,000	3.02036%
June 2006	1,435,000,000	3.02036%
July 2006	1,435,000,000	3.02036%
August 2006	1,285,000,000	3.02799%
September 2006	935,000,000	3.05949%
October 2006	605,000,000	3.17826%
November 2006	325,000,000	3.32954%
December 2006	325,000,000	3.32954%
January 2007	325,000,000	3.32954%
February 2007	325,000,000	3.32954%
March 2007	325,000,000	3.32954%
April 2007	325,000,000	3.32954%
May 2007	325,000,000	3.32954%
June 2007	325,000,000	3.32954%
July 2007	325,000,000	3.32954%
August 2007	275,000,000	3.31295%
September 2007	175,000,000	3.27693%
October 2007	75,000,000	3.34833%

If on any Distribution Date the aggregate of the swap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Consists of the following:
1) Mortgage Insurance;
2) Excess Cashflow;
3) the Overcollateralization Amount; and
4) Subordination

Mortgage Insurance Policies:	Approximately 51.19% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”) (such loans are the “Insured Mortgage Loans”). Approximately 42.71% of the Initial Mortgage Loans have a combined original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 6.09% of the Initial Mortgage Loans have a combined original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% of the original loan-to-value ratio of such mortgage loan.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Credit Enhancement Percentages:

Initial Credit Enhancement On Closing Date		Expected Credit Enhancement On or After Crossover Date
Class	Percent	Class	Percent
Class A	15.80	Class A	31.60
Class M-1	12.00	Class M-1	24.00
Class M-2	9.95	Class M-2	19.90
Class M-3	8.20	Class M-3	16.40
Class M-4	7.30	Class M-4	14.60
Class M-5	6.00	Class M-5	12.00
Class M-6	5.00	Class M-6	10.00
Class B-1	4.00	Class B-1	8.00
Class B-2	3.00	Class B-2	6.00
Class B-3	2.00	Class B-3	4.00
Class B-4	1.25	Class B-4	2.50

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the sum of the funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under “Priority of Distributions.”

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization Amount:	The “Overcollateralization Amount” is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.25% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required Overcollateralization Amount:	On any Distribution Date, the “Required Overcollateralization Amount” is equal to:

(i) prior to the Crossover Date, 1.25% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date.

(ii) on or after the Crossover Date, the greater of:

a. the lesser of:

(1) 1.25% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date; and

(2) 2.50% of the current aggregate principal balance of the Mortgage Loans; and

b. 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date (the “OC Floor”).

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:	The earlier to occur of:

(i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and

(ii) the later to occur of:

a. the Distribution Date occurring in December 2007; and

b. the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 31.60%.

Credit Enhancement Percentage:	The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the O vercollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and prior to taking into account distributions on the related certificates on such Distribution Date.

11

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Limited Cross-collateralization:	Under certain circumstances, to the extent available, if funds from one Group are insufficient to make a required payment of interest or principal on the related class or classes of Class A Certificates, then any remaining funds from the other Group (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.0% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

Period	Losses	Period	Losses	Period	Losses	Period	Losses
37	2.50%	47	3.58%	57	4.37%	67	4.78%
38	2.61%	48	3.69%	58	4.44%	68	4.80%
39	2.72%	49	3.80%	59	4.51%	69	4.82%
40	2.83%	50	3.87%	60	4.58%	70	4.84%
41	2.93%	51	3.94%	61	4.65%	71	4.86%
42	3.04%	52	4.01%	62	4.67%	72	4.88%
43	3.15%	53	4.08%	63	4.69%	73 and after	4.90%
44	3.26%	54	4.15%	64	4.71%
45	3.37%	55	4.23%	65	4.73%
46	3.48%	56	4.30%	66	4.75%

Group I Trigger Event:	A “Group I Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than: (x) 2.50% in periods 1-36 or (y) if a Trigger Event is in effect.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will be absorbed first, by the Excess Cashflow, and second, by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-4 Certificates, second to the Class B-3 Certificates, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-6 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-4 Certificates, eighth to the Class M-3 Certificates, ninth to the Class M-2 Certificates, tenth to the Class M-1 Certificates, eleventh, in the case of any remaining Realized Losses on the Group I Mortgage Loans, to the Class A-1B Certificates. Realized Losses will not be allocated to any of the Class A Certificates (except for the Class A-1B Certificates to the limited extent described above).

12

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

1)      Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust, net swap payments owed to the Swap Providers, third, monthly interest plus any previously unpaid interest to the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates (pro-rata among the classes in each group), generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class M-4 Certificates, eighth, monthly interest plus any previously unpaid interest to the Class M-5 Certificates, ninth, monthly interest plus any previously unpaid interest to the Class M-6 Certificates, tenth, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, eleventh, monthly interest plus any previously unpaid interest to the Class B-2 Certificates, twelfth, monthly interest plus any previously unpaid interest to the Class B-3 Certificates, and thirteenth, monthly interest plus any previously unpaid interest to the Class B-4 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

2)      Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates, generally based on principal collected in the related loan group, as described under “Principal Paydown”, then monthly principal to the Class M-1 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-4 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-6 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-1 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-3 Certificates as described under “Principal Paydown” and then monthly principal to the Class B-4 Certificates as described under “Principal Paydown.”

3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust.

13

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:	The related share of principal allocable to the Group I Certificates will be distributed as follows:

x) If a Group I Trigger Event is not in effect:

To the Class A-1A and Class A-1B Certificates, pro-rata, based off current certificate principal balances until their certificate principal balances are paid to zero

y) If a Group I Trigger Event is in effect:

1) First, to the Class A-1A Certificates until its certificate principal balance is reduced to zero, and

2) Second, to the Class A-1B Certificates until its certificate principal balance is reduced to zero.

The related share of principal allocable to the Group II Certificates will be distributed as follows: first to the Class A-2A Certificates until its certificate principal balance is reduced to zero, second, to the Class A-2B Certificates until its certificate principal balance is reduced to zero, and third, to the Class A-2C Certificates until its certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Group I and Group II Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Group I and Group II Certificates have been retired, principal will be applied sequentially in the following order of priority: (1) Class M-1 Certificates, (2) Class M-2 Certificates, (3) Class M-3 Certificates, (4) Class M-4 Certificates, (5) Class M-5 Certificates, (6) Class M-6 Certificates, (7) Class B-1 Certificates, (8) Class B-2 Certificates, (9) Class B-3 Certificates and (10) Class B-4 Certificates.

14

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Group I and Group II Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A Certificates will have at least 31.60% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 24.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 19.90% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 16.40% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 14.60% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 12.00% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 10.00% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 8.00% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 6.00% credit enhancement, tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 4.00% credit enhancement and eleventh, to the Class B-4 Certificates such that the Class B-4 Certificates will have at least 2.50% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

Supplemental Interest Trust:	Funds deposited into the Supplemental Interest Trust on a Distribution Date will include:

(i) the net swap payments owed to the Swap Providers for such Distribution Date,

(ii) any net swap payments received from the Swap Providers for such Distribution Date, and

(iii) Excess Cashflow deposited therein pursuant to 3) of “Priority of Distributions.”

Funds in the Supplemental Interest Trust will be distributed as follows:

1) First, to the Swap Providers, the net swap payments owed for such Distribution Date, if any.

2) Second, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.

3) Third, to the Swap Providers, any swap termination payment.

4) Fourth, to the holders of the non-offered certificates, any remaining amounts.

15

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

16

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Breakeven Losses

Class	M1	M2	M3	M4	M5	M6
Rating (S/M/F)	AA+ /Aa1 /AA+	AA+ /Aa2 /AA+	AA /Aa3/ AA	AA /A1 /AA-	AA-/A2 /A+	A+ /A3 /A+
Loss Severity	15%	15%	15%	15%	15%	15%
Default	89.30 CDR	67.63 CDR	52.27 CDR	45.63 CDR	37.45 CDR	31.99 CDR
Collateral Loss	13.11%	11.73%	10.55%	9.93%	9.03%	8.31%
Loss Severity	25%	25%	25%	25%	25%	25%
Default	38.00 CDR	30.75 CDR	25.47 CDR	22.98 CDR	19.70 CDR	17.34 CDR
Collateral Loss	15.15%	13.56%	12.18%	11.44%	10.38%	9.53%
Loss Severity	35%	35%	35%	35%	35%	35%
Default	23.50 CDR	19.69 CDR	16.74 CDR	15.29 CDR	13.31 CDR	11.86 CDR
Collateral Loss	16.24%	14.52%	13.03%	12.23%	11.07%	10.16%

Class	B1	B2	B3	B4
Rating (S/M/F)	A /Baa1 /A	A-/Baa2 /A-	BBB /Baa3 /BBB	BBB-/NR /BBB-
Loss Severity	15%	15%	15%	15%
Default	27.09 CDR	22.70 CDR	18.80 CDR	16.78 CDR
Collateral Loss	7.58%	6.81%	6.04%	5.59%
Loss Severity	25%	25%	25%	25%
Default	15.08 CDR	12.95 CDR	11.03 CDR	10.08 CDR
Collateral Loss	8.65%	7.75%	6.87%	6.40%
Loss Severity	35%	35%	35%	35%
Default	10.42 CDR	9.04 CDR	7.80 CDR	7.20 CDR
Collateral Loss	9.20%	8.23%	7.30%	6.83%

Assumptions:

1)	Run at the Pricing Speed to Maturity

2)	Forward LIBOR

3)	Triggers are failing

4)	12 month liquidation lag

5)	“Break” is the CDR that creates the first dollar of principal loss on the related bond

6)	Defaults are in addition to prepayments

17

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class A-1B to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	5.16	3.50	2.56	1.94	1.46
MDUR (yr)	4.61	3.22	2.41	1.84	1.41
First Prin Pay	12/2004	12/2004	12/2004	12/2004	12/2004
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class A-1B to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	5.52	3.78	2.79	2.12	1.61
MDUR (yr)	4.85	3.43	2.58	1.99	1.53
First Prin Pay	12/2004	12/2004	12/2004	12/2004	12/2004
Last Prin Pay	11/2031	03/2026	04/2021	01/2018	07/2015

Class A-2A to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.95	1.32	1.00	0.80	0.66
MDUR (yr)	1.87	1.28	0.97	0.78	0.65
First Prin Pay	12/2004	12/2004	12/2004	12/2004	12/2004
Last Prin Pay	01/2009	08/2007	11/2006	06/2006	03/2006

Class A-2A to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	1.95	1.32	1.00	0.80	0.66
MDUR (yr)	1.87	1.28	0.97	0.78	0.65
First Prin Pay	12/2004	12/2004	12/2004	12/2004	12/2004
Last Prin Pay	01/2009	08/2007	11/2006	06/2006	03/2006

Class A-2B to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.19	4.15	3.00	2.20	1.79
MDUR (yr)	5.67	3.90	2.86	2.12	1.73
First Prin Pay	01/2009	08/2007	11/2006	06/2006	03/2006
Last Prin Pay	12/2013	12/2010	05/2009	09/2007	03/2007

Class A-2B to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	6.19	4.15	3.00	2.20	1.79
MDUR (yr)	5.67	3.90	2.86	2.12	1.73
First Prin Pay	01/2009	08/2007	11/2006	06/2006	03/2006
Last Prin Pay	12/2013	12/2010	05/2009	09/2007	03/2007

18

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication.

If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class M-1 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.67	6.56	5.02	4.41	4.45
MDUR (yr)	8.32	5.90	4.62	4.11	4.15
First Prin Pay	07/2009	12/2007	03/2008	07/2008	12/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class M-1 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.50	7.22	5.54	4.82	4.79
MDUR (yr)	8.85	6.37	5.02	4.45	4.44
First Prin Pay	07/2009	12/2007	03/2008	07/2008	12/2008
Last Prin Pay	08/2028	07/2022	08/2018	09/2015	09/2013

Class M-2 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.67	6.56	4.99	4.28	4.11
MDUR (yr)	8.30	5.88	4.59	3.99	3.84
First Prin Pay	07/2009	12/2007	02/2008	05/2008	08/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class M-2 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.46	7.18	5.48	4.67	4.42
MDUR (yr)	8.80	6.33	4.97	4.31	4.10
First Prin Pay	07/2009	12/2007	02/2008	05/2008	08/2008
Last Prin Pay	03/2027	01/2021	03/2017	07/2014	09/2012

Class M-3 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.67	6.56	4.98	4.23	3.96
MDUR (yr)	8.26	5.86	4.57	3.93	3.70
First Prin Pay	07/2009	12/2007	02/2008	04/2008	06/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class M-3 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.41	7.14	5.44	4.59	4.24
MDUR (yr)	8.73	6.28	4.92	4.23	3.94
First Prin Pay	07/2009	12/2007	02/2008	04/2008	06/2008
Last Prin Pay	05/2026	04/2020	08/2016	02/2014	05/2012

19

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication.

If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class M-4 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.67	6.56	4.97	4.18	3.87
MDUR (yr)	8.10	5.78	4.50	3.86	3.59
First Prin Pay	07/2009	12/2007	01/2008	03/2008	05/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class M-4 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.37	7.11	5.39	4.53	4.14
MDUR (yr)	8.53	6.17	4.82	4.13	3.82
First Prin Pay	07/2009	12/2007	01/2008	03/2008	05/2008
Last Prin Pay	07/2025	09/2019	01/2016	08/2013	12/2011

Class M-5 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.67	6.56	4.96	4.16	3.81
MDUR (yr)	8.06	5.76	4.48	3.83	3.53
First Prin Pay	07/2009	12/2007	01/2008	02/2008	04/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class M-5 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.32	7.07	5.35	4.48	4.06
MDUR (yr)	8.45	6.11	4.78	4.08	3.74
First Prin Pay	07/2009	12/2007	01/2008	02/2008	04/2008
Last Prin Pay	12/2024	03/2019	08/2015	04/2013	09/2011

Class M-6 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.67	6.56	4.96	4.14	3.75
MDUR (yr)	7.99	5.72	4.46	3.79	3.47
First Prin Pay	07/2009	12/2007	01/2008	02/2008	03/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class M-6 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.24	7.01	5.30	4.41	3.97
MDUR (yr)	8.33	6.03	4.72	4.01	3.65
First Prin Pay	07/2009	12/2007	01/2008	02/2008	03/2008
Last Prin Pay	12/2023	06/2018	01/2015	10/2012	04/2011

20

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication.

If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class B-1 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.67	6.56	4.95	4.12	3.71
MDUR (yr)	7.80	5.62	4.39	3.73	3.39
First Prin Pay	07/2009	12/2007	12/2007	01/2008	02/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class B-1 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	10.13	6.92	5.23	4.34	3.88
MDUR (yr)	8.06	5.86	4.60	3.90	3.54
First Prin Pay	07/2009	12/2007	12/2007	01/2008	02/2008
Last Prin Pay	01/2023	09/2017	06/2014	05/2012	12/2010

Class B-2 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.67	6.56	4.94	4.10	3.67
MDUR (yr)	7.73	5.59	4.36	3.70	3.35
First Prin Pay	07/2009	12/2007	12/2007	01/2008	01/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class B-2 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.95	6.79	5.11	4.24	3.78
MDUR (yr)	7.89	5.74	4.49	3.81	3.44
First Prin Pay	07/2009	12/2007	12/2007	01/2008	01/2008
Last Prin Pay	11/2021	10/2016	10/2013	10/2011	06/2010

Class B-3 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.60	6.51	4.90	4.06	3.60
MDUR (yr)	7.15	5.26	4.15	3.54	3.19
First Prin Pay	07/2009	12/2007	12/2007	12/2007	01/2008
Last Prin Pay	05/2019	11/2014	04/2012	08/2010	07/2009

Class B-3 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.65	6.54	4.93	4.08	3.62
MDUR (yr)	7.17	5.28	4.17	3.55	3.20
First Prin Pay	07/2009	12/2007	12/2007	12/2007	01/2008
Last Prin Pay	03/2020	08/2015	11/2012	02/2011	11/2009

21

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class B-4 to Optional Termination

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.01	6.08	4.58	3.79	3.37
MDUR (yr)	6.81	4.97	3.91	3.32	3.00
First Prin Pay	07/2009	12/2007	12/2007	12/2007	12/2007
Last Prin Pay	02/2018	11/2013	07/2011	01/2010	01/2009

Class B-4 to Maturity

Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL (yr)	9.01	6.08	4.58	3.79	3.37
MDUR (yr)	6.81	4.97	3.91	3.32	3.00
First Prin Pay	07/2009	12/2007	12/2007	12/2007	12/2007
Last Prin Pay	02/2018	11/2013	07/2011	01/2010	01/2009

22

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Group I Available Funds Cap Rate(1)(2)(3)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	13.00	61	11.82
2	13.00	32	13.00	62	11.45
3	13.00	33	13.00	63	11.44
4	13.00	34	12.02	64	12.66
5	13.00	35	10.77	65	11.42
6	13.00	36	9.85	66	11.81
7	13.00	37	10.18	67	11.42
8	13.00	38	10.11	68	11.80
9	13.00	39	10.10	69	11.41
10	13.00	40	10.79	70	11.40
11	13.00	41	10.09	71	11.77
12	13.00	42	10.99	72	11.39
13	13.00	43	10.63	73	11.77
14	13.00	44	11.22	74	11.38
15	13.00	45	10.86	75	11.38
16	13.00	46	10.85	76	12.59
17	13.00	47	11.20	77	11.36
18	13.00	48	11.26	78	11.74
19	13.00	49	11.63	79	11.35
20	13.00	50	11.43	80	11.73
21	13.00	51	11.43	81	11.34
22	13.00	52	12.64	82	11.33
23	13.00	53	11.41	83	11.70
24	11.77	54	11.81	84	11.33
25	12.10	55	11.42	85	11.69
26	12.67	56	11.80	86	11.31
27	12.77	57	11.42	87	11.30
28	13.00	58	11.41	88	12.08
29	13.00	59	11.78	89	11.29
30	13.00	60	11.44	90	11.66

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

(2)	Includes net swap payments received by the trust from the Swap Providers.

(3)	The Available Funds Cap Rate for the Class A-1B will be the lesser of (x) 11.00% and (y) the Effective Group I Available Funds Cap Rate.

23

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Group II Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	11.00	61	10.70
2	11.00	32	11.00	62	10.37
3	11.00	33	11.00	63	10.36
4	11.00	34	11.00	64	11.00
5	11.00	35	10.16	65	10.34
6	11.00	36	9.17	66	10.69
7	11.00	37	9.46	67	10.33
8	11.00	38	9.37	68	10.67
9	11.00	39	9.36	69	10.31
10	11.00	40	10.00	70	10.30
11	11.00	41	9.35	71	10.63
12	11.00	42	10.12	72	10.29
13	11.00	43	9.79	73	10.63
14	11.00	44	10.31	74	10.28
15	11.00	45	9.97	75	10.27
16	11.00	46	9.96	76	11.00
17	11.00	47	10.28	77	10.24
18	11.00	48	10.26	78	10.59
19	11.00	49	10.59	79	10.24
20	11.00	50	10.39	80	10.57
21	11.00	51	10.37	81	10.22
22	11.00	52	11.00	82	10.21
23	11.00	53	10.35	83	10.54
24	11.00	54	10.71	84	10.20
25	11.00	55	10.35	85	10.52
26	11.00	56	10.69	86	10.18
27	11.00	57	10.34	87	10.17
28	11.00	58	10.33	88	10.85
29	11.00	59	10.66	89	10.14
30	11.00	60	10.36	90	10.47

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

(2)	Includes net swap payments received by the trust from the Swap Providers.

24

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Subordinate Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	11.00	61	11.00
2	11.00	32	11.00	62	11.00
3	11.00	33	11.00	63	11.00
4	11.00	34	11.00	64	11.00
5	11.00	35	10.62	65	11.00
6	11.00	36	9.69	66	11.00
7	11.00	37	10.01	67	11.00
8	11.00	38	9.93	68	11.00
9	11.00	39	9.93	69	11.00
10	11.00	40	10.60	70	11.00
11	11.00	41	9.91	71	11.00
12	11.00	42	10.77	72	11.00
13	11.00	43	10.42	73	11.00
14	11.00	44	10.99	74	11.00
15	11.00	45	10.63	75	11.00
16	11.00	46	10.63	76	11.00
17	11.00	47	10.97	77	11.00
18	11.00	48	11.00	78	11.00
19	11.00	49	11.00	79	11.00
20	11.00	50	11.00	80	11.00
21	11.00	51	11.00	81	11.00
22	11.00	52	11.00	82	11.00
23	11.00	53	11.00	83	11.00
24	11.00	54	11.00	84	11.00
25	11.00	55	11.00	85	11.00
26	11.00	56	11.00	86	11.00
27	11.00	57	11.00	87	11.00
28	11.00	58	11.00	88	11.00
29	11.00	59	11.00	89	10.99
30	11.00	60	11.00	90	11.00

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

(2)	Includes net swap payments received by the trust from the Swap Providers.

25

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Excess Spread Schedule – Forward LIBOR

To 10% Optional Termination at the Pricing Assumptions

Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)	Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)	Period	1 Month LIBOR (%)	6 Month LIBOR (%)	Excess Spread (%)
1	1.960	2.276	1.00	31	3.933	4.064	3.59	61	4.769	4.906	3.61
2	2.117	2.374	3.31	32	3.978	4.097	3.75	62	4.805	4.940	3.45
3	2.302	2.457	3.22	33	4.018	4.128	3.55	63	4.840	4.973	3.41
4	2.339	2.519	3.33	34	4.054	4.156	3.50	64	4.874	5.005	3.91
5	2.398	2.584	3.16	35	4.084	4.183	3.62	65	4.907	5.035	3.34
6	2.475	2.652	3.16	36	4.109	4.209	3.59	66	4.939	5.064	3.60
7	2.545	2.718	3.08	37	4.132	4.235	3.72	67	4.970	5.092	3.39
8	2.610	2.784	3.10	38	4.158	4.263	3.61	68	4.999	5.119	3.59
9	2.666	2.852	3.03	39	4.184	4.291	3.60	69	5.027	5.143	3.38
10	2.728	2.925	3.00	40	4.210	4.321	3.89	70	5.053	5.167	3.36
11	2.800	3.001	3.01	41	4.238	4.351	3.55	71	5.079	5.188	3.52
12	2.866	3.076	2.95	42	4.266	4.383	3.77	72	5.102	5.208	3.39
13	2.936	3.152	2.97	43	4.295	4.417	3.58	73	5.124	5.226	3.56
14	3.015	3.228	2.84	44	4.325	4.452	3.75	74	5.145	5.242	3.38
15	3.099	3.299	2.75	45	4.357	4.487	3.56	75	5.163	5.257	3.37
16	3.176	3.365	2.98	46	4.390	4.522	3.52	76	5.180	5.269	3.91
17	3.245	3.426	2.60	47	4.426	4.557	3.64	77	5.195	5.279	3.34
18	3.318	3.484	2.64	48	4.463	4.590	3.54	78	5.208	5.287	3.56
19	3.383	3.526	2.45	49	4.500	4.621	3.67	79	5.219	5.293	3.36
20	3.433	3.562	2.52	50	4.533	4.650	3.51	80	5.229	5.298	3.56
21	3.489	3.600	2.34	51	4.564	4.676	3.48	81	5.236	5.305	3.37
22	3.542	3.639	2.28	52	4.594	4.701	3.95	82	5.240	5.313	3.37
23	3.585	3.679	2.37	53	4.621	4.723	3.41	83	5.243	5.322	3.55
24	3.567	3.720	3.33	54	4.646	4.742	3.63	84	5.243	5.334	3.40
25	3.595	3.774	3.44	55	4.669	4.759	3.43	85	5.250	5.348	3.58
26	3.658	3.831	3.74	56	4.690	4.776	3.61	86	5.266	5.363	3.40
27	3.719	3.885	3.67	57	4.708	4.796	3.41	87	5.281	5.379	3.39
28	3.777	3.936	4.04	58	4.724	4.819	3.39	88	5.296	5.394	3.75
29	3.832	3.983	3.54	59	4.736	4.844	3.55	89	5.311	5.410	3.37
30	3.885	4.026	3.79	60	4.747	4.873	3.46

26

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-4

Initial Mortgage Loans

		Minimum	Maximum
Scheduled Principal Balance	$843,653,390	$11,072	$988,000
Average Scheduled Principal Balance	$167,525
Number of Mortgage Loans	5,036

Weighted Average Gross Coupon	7.672%	4.950%	13.000%
Weighted Average FICO Score	620	428	813
Weighted Average Combined Original LTV	82.06%	12.12%	100.00%

Weighted Average Original Term	353 months	120 months	360 months
Weighted Average Stated Remaining Term	351 months	118 months	360 months
Weighted Average Seasoning	2 months	0 months	8 months

Weighted Average Gross Margin	6.092%	0.100%	9.800%
Weighted Average Minimum Interest Rate	7.653%	4.950%	12.500%
Weighted Average Maximum Interest Rate	14.479%	8.500%	19.500%
Weighted Average Initial Rate Cap	2.998%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.018%	1.000%	2.000%
Weighted Average Months to Roll	24 months	16 months	59 months

Maturity Date		Sept. 1, 2014	Nov. 1, 2034
Maximum Zip Code Concentration	0.43%	90650

27

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	317	$11,979,079.04	1.42%	9.645%	276	85.58%	636
50,000.01 - 100,000.00	1,294	100,404,854.33	11.90%	8.520	332	83.25	613
100,000.01 - 150,000.00	1,103	136,056,391.70	16.13%	8.015	353	83.83	608
150,000.01 - 200,000.00	712	124,454,614.80	14.75%	7.718	352	81.26	610
200,000.01 - 250,000.00	599	135,864,992.24	16.10%	7.413	354	79.99	621
250,000.01 - 300,000.00	466	127,451,390.83	15.11%	7.317	358	82.34	629
300,000.01 - 350,000.00	237	76,509,488.51	9.07%	7.274	358	82.03	627
350,000.01 - 400,000.00	161	60,370,461.95	7.16%	7.373	357	82.49	624
400,000.01 - 450,000.00	64	27,392,592.11	3.25%	7.237	358	83.42	632
450,000.01 - 500,000.00	58	27,708,891.50	3.28%	7.254	358	78.59	628
500,000.01 - 550,000.00	12	6,319,025.62	0.75%	7.420	358	83.93	643
550,000.01 - 600,000.00	5	2,901,889.19	0.34%	7.503	358	86.63	646
600,000.01 - 650,000.00	3	1,945,603.73	0.23%	6.385	359	72.40	638
750,000.01 - 800,000.00	2	1,578,431.76	0.19%	6.022	359	76.32	694
800,000.01 - 850,000.00	1	848,517.82	0.10%	6.700	358	70.83	714
850,000.01 - 900,000.00	1	879,165.02	0.10%	6.250	359	76.52	623
950,000.01 - 1,000,000.00	1	988,000.00	0.12%	7.950	359	80.00	612

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	4	$955,342.42	0.11%	4.984%	359	69.56%	638
5.000 - 5.499	21	5,368,146.00	0.64%	5.278	358	75.46	658
5.500 - 5.999	206	45,920,928.73	5.44%	5.849	353	72.97	651
6.000 - 6.499	305	70,545,505.33	8.36%	6.281	355	75.05	648
6.500 - 6.999	902	186,639,316.80	22.12%	6.766	353	78.59	642
7.000 - 7.499	574	104,526,080.59	12.39%	7.252	355	81.40	634
7.500 - 7.999	888	158,188,607.58	18.75%	7.744	354	83.55	616
8.000 - 8.499	418	62,344,949.77	7.39%	8.261	351	84.82	600
8.500 - 8.999	620	89,995,526.06	10.67%	8.760	352	86.38	590
9.000 - 9.499	302	40,219,801.00	4.77%	9.241	352	88.27	577
9.500 - 9.999	370	44,232,721.06	5.24%	9.756	348	88.65	572
10.000 - 10.499	147	14,650,994.56	1.74%	10.214	326	90.06	573
10.500 - 10.999	122	11,458,216.18	1.36%	10.717	331	91.70	574
11.000 - 11.499	53	3,405,472.30	0.40%	11.153	283	92.85	599
11.500 - 11.999	29	1,755,997.21	0.21%	11.689	303	92.82	593
12.000 - 12.499	19	977,729.80	0.12%	12.190	227	97.29	647
12.500 - 12.999	10	344,418.71	0.04%	12.619	210	98.59	661
13.000 - 13.499	46	2,123,636.05	0.25%	13.000	179	99.59	693

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

28

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400 - 499	1	$150,950.92	0.02%	6.990%	358	80.00%	428
500 - 524	175	26,697,267.01	3.16%	8.667	356	75.41	518
525 - 549	658	97,933,118.16	11.61%	8.696	356	78.35	537
550 - 574	611	96,410,101.08	11.43%	8.193	353	79.28	562
575 - 599	655	113,419,664.66	13.44%	7.759	355	80.55	587
600 - 624	652	115,580,301.33	13.70%	7.554	352	82.75	612
625 - 649	738	126,457,829.69	14.99%	7.338	350	82.83	637
650 - 674	608	108,787,297.04	12.89%	7.248	349	84.99	662
675 - 699	434	72,379,425.02	8.58%	7.151	345	84.07	685
700+	504	85,837,435.24	10.17%	7.119	346	86.05	728

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 49.99	143	$17,084,126.71	2.03%	7.078%	339	40.47%	596
50.00 - 54.99	84	12,937,185.21	1.53%	6.920	343	52.29	606
55.00 - 59.99	111	19,874,160.05	2.36%	6.979	351	57.74	593
60.00 - 64.99	153	30,392,211.38	3.60%	7.087	350	62.55	595
65.00 - 69.99	208	37,415,507.18	4.43%	6.953	350	67.01	593
70.00 - 74.99	284	55,510,444.96	6.58%	7.095	355	71.90	606
75.00 - 79.99	409	78,306,732.67	9.28%	7.463	354	76.78	601
80.00	900	164,807,181.11	19.53%	7.208	356	80.00	644
80.01 - 84.99	187	34,773,753.92	4.12%	7.421	353	83.39	610
85.00 - 89.99	516	87,357,375.94	10.35%	7.936	352	86.22	606
90.00 - 94.99	951	158,586,082.18	18.80%	8.062	357	90.35	609
95.00 - 99.99	394	62,995,028.71	7.47%	8.388	352	95.24	627
100.00	696	83,613,600.13	9.91%	8.647	329	100.00	665

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	6	$472,719.91	0.06%	7.736%	119	72.53%	596
180	425	30,491,775.13	3.61%	8.925	179	86.30	651
240	18	2,638,996.09	0.31%	7.266	238	67.72	638
360	4,587	810,049,899.02	96.02%	7.626	358	81.96	618

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

29

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	6	$472,719.91	0.06%	7.736%	119	72.53%	596
121-180	425	30,491,775.13	3.61%	8.925	179	86.30	651
181-240	18	2,638,996.09	0.31%	7.266	238	67.72	638
301-360	4,587	810,049,899.02	96.02%	7.626	358	81.96	618

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,983	$711,594,051.35	84.35%	7.654%	358	82.67%	616
Fixed Rate Loan	1,053	132,059,338.80	15.65%	7.765	313	78.78	637

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	645	$161,070,017.76	19.09%	7.128%	358	84.35%	650
2/28 6 Mo LIBOR ARM	3,080	502,501,144.75	59.56%	7.865	358	82.53	605
3/27 6 MO LIBOR IO	38	8,405,476.84	1.00%	6.874	358	84.43	663
3/27 6 Mo LIBOR ARM	134	22,918,454.44	2.72%	7.437	358	77.46	603
5/25 6 MO LIBOR	60	10,626,080.73	1.26%	7.231	358	78.77	639
5/25 6 MO LIBOR IO	26	6,072,876.83	0.72%	6.842	358	73.87	642
Fixed Rate	792	115,730,050.61	13.72%	7.490	328	76.48	630
Fixed Rate Balloon	247	13,229,888.19	1.57%	10.252	179	98.85	686
Fixed Rate IO	14	3,099,400.00	0.37%	7.422	358	78.89	657

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	723	$178,647,771.43	21.18%	7.111%	358	83.90%	650
Not Interest Only	4,313	665,005,618.72	78.82%	7.822	349	81.57	611

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

30

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,503	$234,125,967.47	27.75%	8.121%	347	83.65%	621
Prepay Penalty: 12 months	22	6,253,466.37	0.74%	7.271	357	82.15	643
Prepay Penalty: 24 months	2,166	390,393,957.60	46.27%	7.478	356	81.86	620
Prepay Penalty: 36 months	1,218	187,184,321.82	22.19%	7.617	348	81.13	613
Prepay Penalty: 60 months	127	25,695,676.89	3.05%	7.009	342	77.52	642

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	4,739	$827,869,838.65	98.13%	7.619%	354	81.73%	618
Second Lien	297	15,783,551.50	1.87%	10.412	192	99.46	684

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	2,745	$424,093,508.87	50.27%	7.818%	352	83.50%	599
Limited Documentation	113	22,533,645.57	2.67%	7.653	352	84.78	607
No Documentation	310	48,701,891.91	5.77%	7.145	349	80.77	690
Stated Income	1,868	348,324,343.80	41.29%	7.568	350	80.32	635

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	3,054	$533,378,617.59	63.22%	7.582%	352	78.86%	604
Purchase	1,803	285,165,397.79	33.80%	7.820	350	88.00	650
Rate/Term Refinance	179	25,109,374.77	2.98%	7.894	344	82.67	608

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

31

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	322	$48,799,133.51	5.78%	7.419%	350	83.30%	636
Multi-Unit	219	42,696,089.99	5.06%	7.778	350	79.46	642
PUD	600	115,221,436.68	13.66%	7.566	353	83.60	629
Single Family Residence	3,895	636,936,729.97	75.50%	7.703	351	81.87	615

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	274	$38,202,486.47	4.53%	7.863%	356	78.26%	657
Primary	4,695	795,073,143.71	94.24%	7.663	351	82.25	618
Secondary Home	67	10,377,759.97	1.23%	7.606	353	81.73	634

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

32

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	59	$6,339,885.20	0.75%	9.101%	345	86.68%	609
Arizona	154	20,744,305.59	2.46%	7.607	349	83.86	636
Arkansas	43	3,989,933.64	0.47%	8.252	338	89.39	626
California	1,216	294,067,559.09	34.86%	7.044	351	77.92	626
Colorado	63	12,243,556.72	1.45%	7.334	354	83.99	632
Connecticut	60	11,231,139.74	1.33%	7.766	354	82.84	619
Delaware	15	2,676,911.50	0.32%	8.323	354	77.44	591
District of Columbia	19	3,943,060.32	0.47%	7.911	353	74.17	597
Florida	568	83,833,331.37	9.94%	7.837	353	83.08	625
Georgia	176	26,456,767.94	3.14%	8.379	352	86.88	613
Idaho	22	2,684,759.59	0.32%	7.358	357	81.47	623
Illinois	100	17,569,966.10	2.08%	7.992	355	86.77	625
Indiana	56	5,682,330.75	0.67%	8.114	354	87.62	625
Iowa	7	813,669.26	0.10%	8.849	322	82.22	593
Kansas	44	4,601,705.63	0.55%	8.557	351	87.56	609
Kentucky	34	4,020,235.98	0.48%	8.175	353	87.31	612
Louisiana	112	12,625,376.78	1.50%	8.579	347	87.22	604
Maine	24	3,781,269.58	0.45%	8.334	352	82.40	615
Maryland	153	27,950,084.58	3.31%	8.171	355	84.40	601
Massachusetts	51	10,892,716.09	1.29%	7.810	352	79.49	612
Michigan	223	26,165,001.86	3.10%	8.314	355	85.87	614
Minnesota	34	6,666,552.07	0.79%	8.215	358	87.18	635
Mississippi	52	4,685,695.63	0.56%	9.039	349	88.73	592
Missouri	101	11,166,005.26	1.32%	8.352	354	85.97	595
Montana	6	861,881.93	0.10%	8.847	359	87.36	596
Nebraska	4	421,574.24	0.05%	8.243	358	92.04	656
Nevada	73	17,148,717.75	2.03%	7.306	356	81.53	629
New Hampshire	26	4,818,130.49	0.57%	7.704	352	81.33	626
New Jersey	72	13,599,717.30	1.61%	8.198	350	81.81	615
New Mexico	15	2,090,442.30	0.25%	8.430	349	79.51	593
New York	103	19,385,294.59	2.30%	7.591	350	77.03	603
North Carolina	117	15,469,633.97	1.83%	8.434	350	86.39	615
Ohio	225	24,937,988.65	2.96%	8.322	354	88.55	606
Oklahoma	39	4,055,046.73	0.48%	8.069	331	85.47	621
Oregon	23	3,823,359.31	0.45%	7.202	357	80.17	630
Pennsylvania	160	17,791,738.67	2.11%	8.221	349	85.62	608
Rhode Island	6	1,308,626.41	0.16%	7.629	358	79.47	652
South Carolina	59	7,286,984.06	0.86%	8.453	355	87.11	599
South Dakota	1	156,394.78	0.02%	7.990	359	89.94	589
Tennessee	122	14,286,954.08	1.69%	8.212	341	86.73	607
Texas	206	23,941,729.69	2.84%	7.726	345	84.89	624
Utah	16	2,313,642.41	0.27%	7.482	350	87.76	638
Vermont	8	1,293,029.64	0.15%	8.673	352	82.49	583
Virginia	244	45,191,296.92	5.36%	7.756	350	82.39	612

Continued next page…

33

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State (Continued)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Washington	72	$12,494,152.28	1.48%	7.572%	349	83.56%	628
West Virginia	27	2,627,952.76	0.31%	8.445	350	87.28	605
Wisconsin	23	3,209,534.84	0.38%	8.895	358	90.04	598
Wyoming	3	307,746.08	0.04%	8.360	358	98.95	649

Total	5,036	$843,653,390.15	100.00%	7.672%	351	82.06%	620

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.001 - 0.999	2	$439,835.74	0.06%	7.487%	358	67.97%	595
1.000 - 1.499	1	146,000.00	0.02%	5.990	359	58.40	567
1.500 - 1.999	1	111,510.00	0.02%	8.240	358	90.00	588
3.000 - 3.499	1	279,504.56	0.04%	6.625	358	80.00	638
3.500 - 3.999	4	1,212,502.25	0.17%	5.683	358	78.62	656
4.000 - 4.499	68	14,047,807.01	1.97%	5.904	358	71.51	669
4.500 - 4.999	276	54,999,955.01	7.73%	6.332	358	75.32	659
5.000 - 5.499	661	126,801,937.15	17.82%	6.802	358	78.17	638
5.500 - 5.999	822	156,142,037.64	21.94%	7.296	358	82.10	630
6.000 - 6.499	728	125,668,590.66	17.66%	7.858	358	85.55	612
6.500 - 6.999	618	103,399,423.47	14.53%	8.270	358	85.59	596
7.000 - 7.499	427	67,799,193.61	9.53%	8.776	358	86.84	583
7.500 - 7.999	211	35,035,885.53	4.92%	9.056	358	87.17	570
8.000 - 8.499	113	18,622,110.09	2.62%	9.442	358	88.11	559
8.500 - 8.999	41	5,622,610.43	0.79%	9.915	358	88.41	557
9.000 - 9.499	8	1,220,162.12	0.17%	10.675	359	82.71	550
9.500 - 9.999	1	44,986.08	0.01%	11.650	359	100.00	598

Total	3,983	$711,594,051.35	100.00%	7.654%	358	82.67%	616

34

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	5	$1,068,744.32	0.15%	5.166%	358	70.67%	640
5.000 - 5.499	22	5,566,545.99	0.78%	5.343	358	75.62	660
5.500 - 5.999	185	41,627,027.12	5.85%	5.854	358	74.02	649
6.000 - 6.499	250	57,951,498.22	8.14%	6.282	358	75.83	646
6.500 - 6.999	695	147,932,638.25	20.79%	6.772	358	80.19	640
7.000 - 7.499	487	92,083,229.60	12.94%	7.253	358	82.32	635
7.500 - 7.999	738	135,929,570.48	19.10%	7.751	358	84.24	615
8.000 - 8.499	340	53,486,989.97	7.52%	8.264	358	85.63	598
8.500 - 8.999	507	78,504,793.68	11.03%	8.764	358	86.17	586
9.000 - 9.499	263	37,002,666.15	5.20%	9.245	358	88.04	573
9.500 - 9.999	285	37,800,488.39	5.31%	9.750	359	88.13	564
10.000 - 10.499	92	10,834,988.34	1.52%	10.241	359	88.48	553
10.500 - 10.999	77	8,845,502.98	1.24%	10.714	359	90.79	558
11.000 - 11.499	19	1,419,402.10	0.20%	11.216	359	89.35	547
11.500 - 11.999	15	1,216,702.48	0.17%	11.638	359	89.94	555
12.000 - 12.499	2	264,011.45	0.04%	12.327	359	95.00	528
12.500 - 12.999	1	59,251.83	0.01%	12.500	359	97.00	582

Total	3,983	$711,594,051.35	100.00%	7.654%	358	82.67%	616

35

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	7	$1,597,297.65	0.22%	5.719%	358	78.37%	652
9.000 - 9.499	7	2,068,946.00	0.29%	6.325	358	73.92	628
9.500 - 9.999	10	1,983,369.34	0.28%	6.731	358	71.96	634
10.000 - 10.499	12	2,004,228.34	0.28%	7.265	358	79.51	645
10.500 - 10.999	13	3,579,581.23	0.50%	7.707	358	82.32	611
11.000 - 11.499	10	2,031,679.65	0.29%	6.912	358	81.16	647
11.500 - 11.999	36	7,276,722.24	1.02%	6.060	358	74.73	643
12.000 - 12.499	77	18,774,119.05	2.64%	6.068	358	77.45	651
12.500 - 12.999	258	55,261,225.92	7.77%	6.226	358	76.02	644
13.000 - 13.499	263	54,293,498.84	7.63%	6.497	358	76.52	643
13.500 - 13.999	638	133,111,162.28	18.71%	6.840	358	80.32	638
14.000 - 14.499	440	83,293,736.29	11.71%	7.299	358	82.82	634
14.500 - 14.999	674	124,813,677.66	17.54%	7.768	358	84.57	615
15.000 - 15.499	310	50,056,666.72	7.03%	8.281	358	85.69	597
15.500 - 15.999	490	76,130,735.34	10.70%	8.770	358	86.24	586
16.000 - 16.499	256	36,076,754.05	5.07%	9.245	359	88.08	573
16.500 - 16.999	278	36,875,148.38	5.18%	9.747	359	88.25	565
17.000 - 17.499	90	10,560,631.53	1.48%	10.239	359	88.44	554
17.500 - 17.999	77	8,845,502.98	1.24%	10.714	359	90.79	558
18.000 - 18.499	19	1,419,402.10	0.20%	11.216	359	89.35	547
18.500 - 18.999	15	1,216,702.48	0.17%	11.638	359	89.94	555
19.000 - 19.499	2	264,011.45	0.04%	12.327	359	95.00	528
19.500 - 19.999	1	59,251.83	0.01%	12.500	359	97.00	582

Total	3,983	$711,594,051.35	100.00%	7.654%	358	82.67%	616

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	1	$109,567.87	0.02%	7.790%	357	90.00%	581
2.000	4	995,312.22	0.14%	6.043	356	72.80	675
3.000	3,978	710,489,171.26	99.84%	7.657	358	82.69	616

Total	3,983	$711,594,051.35	100.00%	7.654%	358	82.67%	616

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	3,920	$698,242,042.31	98.12%	7.657%	358	82.83%	617
1.500	1	427,461.19	0.06%	5.140	355	63.24	652
2.000	62	12,924,547.85	1.82%	7.581	358	74.65	585

Total	3,983	$711,594,051.35	100.00%	7.654%	358	82.67%	616

36

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
03/01/06	2	$143,597.48	0.02%	7.331%	352	85.54%	626
05/01/06	2	139,331.17	0.02%	6.275	354	80.20	670
06/01/06	6	1,583,581.82	0.22%	6.497	355	79.10	670
07/01/06	33	7,371,348.12	1.04%	7.298	356	74.66	625
08/01/06	356	66,848,545.49	9.39%	7.402	357	83.25	633
09/01/06	1,347	275,115,998.31	38.66%	7.608	358	82.62	615
10/01/06	1,978	312,278,760.12	43.88%	7.832	359	83.44	612
11/01/06	1	90,000.00	0.01%	6.990	360	75.00	630
07/01/07	1	110,074.13	0.02%	7.350	356	85.00	680
08/01/07	20	4,164,943.90	0.59%	7.243	357	81.63	625
09/01/07	75	15,187,501.02	2.13%	7.255	358	80.14	629
10/01/07	76	11,861,412.23	1.67%	7.340	359	77.44	604
06/01/09	1	154,399.34	0.02%	5.990	355	79.99	681
07/01/09	1	191,849.82	0.03%	6.550	356	80.00	776
08/01/09	15	3,417,863.83	0.48%	6.818	357	77.20	652
09/01/09	37	8,149,237.69	1.15%	7.074	358	76.33	641
10/01/09	32	4,785,606.88	0.67%	7.367	359	77.75	624

Total	3,983	$711,594,051.35	100.00%	7.654%	358	82.67%	616

37

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-4

Group I Initial Mortgage Loans

		Minimum	Maximum
Scheduled Principal Balance	$640,793,923	$11,072	$540,000
Average Scheduled Principal Balance	$151,847
Number of Mortgage Loans	4,220
Weighted Average Gross Coupon	7.694%	4.950%	13.000%
Weighted Average FICO Score	619	428	813
Weighted Average Combined Original LTV	82.18%	12.12%	100.00%
Weighted Average Original Term	354 months	120 months	360 months
Weighted Average Stated Remaining Term	352 months	118 months	360 months
Weighted Average Seasoning	2 months	0 months	8 months
Weighted Average Gross Margin	6.023%	0.100%	8.000%
Weighted Average Minimum Interest Rate	7.662%	4.950%	12.500%
Weighted Average Maximum Interest Rate	14.503%	8.500%	19.500%
Weighted Average Initial Rate Cap	2.999%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.018%	1.000%	2.000%
Weighted Average Months to Roll	24 months	16 months	59 months
Maturity Date		Sept. 1, 2014	Nov. 1, 2034
Maximum Zip Code Concentration	0.40%	90650

38

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	292	$10,908,024.38	1.70%	9.649%	274	85.72%	637
50,000.01 - 100,000.00	1,080	83,613,938.12	13.05%	8.347	342	82.44	610
100,000.01 - 150,000.00	1,016	125,558,775.54	19.59%	7.963	354	83.72	610
150,000.01 - 200,000.00	654	114,194,659.00	17.82%	7.701	353	81.43	610
200,000.01 - 250,000.00	549	124,577,204.05	19.44%	7.369	355	79.76	622
250,000.01 - 300,000.00	436	119,265,382.25	18.61%	7.324	358	82.63	629
300,000.01 - 350,000.00	175	55,557,690.41	8.67%	7.249	358	83.08	632
350,000.01 - 400,000.00	13	4,805,388.29	0.75%	7.630	358	87.47	641
400,000.01 - 450,000.00	2	816,375.67	0.13%	7.806	358	90.00	671
450,000.01 - 500,000.00	2	956,485.25	0.15%	6.794	357	80.73	746
500,000.01 - 550,000.00	1	540,000.00	0.08%	7.500	358	84.38	695

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	3	$590,781.80	0.09%	4.980%	358	71.97%	658
5.000 - 5.499	16	3,301,779.01	0.52%	5.304	359	75.49	649
5.500 - 5.999	164	32,854,783.41	5.13%	5.851	354	73.00	648
6.000 - 6.499	242	48,080,268.30	7.50%	6.278	355	74.09	644
6.500 - 6.999	744	136,556,231.19	21.31%	6.765	353	78.24	640
7.000 - 7.499	510	82,998,546.22	12.95%	7.247	355	81.21	635
7.500 - 7.999	772	124,113,832.42	19.37%	7.750	354	84.19	619
8.000 - 8.499	369	51,445,559.84	8.03%	8.260	352	84.93	602
8.500 - 8.999	539	72,396,930.82	11.30%	8.752	353	86.52	590
9.000 - 9.499	263	33,014,894.51	5.15%	9.240	353	88.81	578
9.500 - 9.999	286	32,461,635.49	5.07%	9.754	351	88.39	569
10.000 - 10.499	103	9,754,119.72	1.52%	10.232	344	89.47	566
10.500 - 10.999	88	7,277,385.64	1.14%	10.704	328	91.45	573
11.000 - 11.499	43	2,638,468.37	0.41%	11.172	304	91.60	584
11.500 - 11.999	16	885,220.30	0.14%	11.674	294	93.83	590
12.000 - 12.499	16	727,413.07	0.11%	12.186	244	97.32	627
12.500 - 12.999	9	274,552.31	0.04%	12.650	217	98.24	660
13.000 - 13.499	37	1,421,520.54	0.22%	13.000	179	99.63	693

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

39

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
400-499	1	$150,950.92	0.02%	6.990%	358	80.00%	428
500-524	154	21,875,713.13	3.41%	8.624	355	75.38	518
525-549	537	74,131,092.17	11.57%	8.633	356	78.00	537
550-574	523	74,744,643.37	11.66%	8.231	354	79.47	562
575-599	552	87,804,154.27	13.70%	7.736	356	80.04	587
600-624	550	87,658,348.40	13.68%	7.566	352	82.57	612
625-649	630	96,211,958.03	15.01%	7.375	351	83.13	637
650-674	500	79,388,277.66	12.39%	7.332	351	85.84	662
675-699	365	55,649,803.70	8.68%	7.195	347	84.59	686
700+	408	63,178,981.31	9.86%	7.136	349	86.95	728

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	126	$14,735,501.68	2.30%	7.106%	339	40.17%	596
50.00- 54.99	70	10,783,232.93	1.68%	6.919	345	52.26	607
55.00- 59.99	93	14,948,307.22	2.33%	6.992	352	57.70	587
60.00- 64.99	120	21,308,485.87	3.33%	7.136	356	62.50	589
65.00- 69.99	181	29,566,963.34	4.61%	6.969	350	67.08	591
70.00- 74.99	235	39,623,736.77	6.18%	7.155	355	71.90	599
75.00- 79.99	321	52,260,491.14	8.16%	7.507	352	76.73	599
80.00	793	130,509,357.29	20.37%	7.235	356	80.00	641
80.01- 84.99	143	22,292,566.70	3.48%	7.439	353	83.26	611
85.00- 89.99	434	65,578,783.52	10.23%	7.994	351	86.12	605
90.00- 94.99	801	119,893,805.39	18.71%	8.101	357	90.35	607
95.00- 99.99	330	49,480,689.94	7.72%	8.373	354	95.25	628
100.00	573	69,812,001.17	10.89%	8.488	340	100.00	666

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
120	6	$472,719.91	0.07%	7.736%	119	72.53%	596
180	306	19,812,870.72	3.09%	8.763	179	83.88	643
240	12	1,720,694.23	0.27%	7.289	239	68.27	653
360	3,896	618,787,638.10	96.57%	7.661	358	82.18	618

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

40

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
61-120	6	$472,719.91	0.07%	7.736%	119	72.53%	596
121-180	306	19,812,870.72	3.09%	8.763	179	83.88	643
181-240	12	1,720,694.23	0.27%	7.289	239	68.27	653
301-360	3,896	618,787,638.10	96.57%	7.661	358	82.18	618

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,455	$555,694,490.59	86.72%	7.664%	358	82.85%	617
Fixed Rate Loan	765	85,099,432.37	13.28%	7.888	313	77.86	629

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	523	$114,856,582.83	17.92%	7.105%	358	84.11%	653
2/28 6 Mo LIBOR ARM	2,719	405,137,622.11	63.22%	7.860	358	82.86	606
3/27 6 MO LIBOR IO	32	6,366,226.86	0.99%	6.984	358	85.30	667
3/27 6 Mo LIBOR ARM	117	18,367,141.18	2.87%	7.448	358	78.11	605
5/25 6 MO LIBOR	46	7,182,563.63	1.12%	7.106	358	76.61	644
5/25 6 MO LIBOR IO	18	3,784,353.98	0.59%	6.911	358	73.18	643
Fixed Rate	596	76,874,594.50	12.00%	7.676	323	76.10	625
Fixed Rate Balloon	159	6,355,437.87	0.99%	10.468	179	98.30	681
Fixed Rate IO	10	1,869,400.00	0.29%	7.810	358	80.69	652

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	583	$126,876,563.67	19.80%	7.104%	358	83.79%	653
Not Interest Only	3,637	513,917,359.29	80.20%	7.840	351	81.79	610

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

41

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,287	$182,424,675.60	28.47%	8.117%	349	83.80%	621
Prepay Penalty: 12 months	16	3,848,489.90	0.60%	7.066	358	81.49	640
Prepay Penalty: 24 months	1,869	303,963,720.99	47.44%	7.498	356	81.93	619
Prepay Penalty: 36 months	1,048	150,557,036.47	23.50%	7.593	348	80.74	615

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	4,027	$633,243,498.51	98.82%	7.658%	354	81.98%	618
Second Lien	193	7,550,424.45	1.18%	10.746	186	99.47	682

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	2,333	$330,128,901.92	51.52%	7.880%	353	83.82%	597
Limited Documentation	91	15,784,414.26	2.46%	7.815	351	85.33	606
No Documentation	268	38,535,198.76	6.01%	7.108	350	79.81	690
Stated Income	1,528	256,345,408.02	40.00%	7.535	352	80.24	636

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	2,512	$392,510,957.49	61.25%	7.621%	352	78.65%	602
Purchase	1,552	228,514,166.47	35.66%	7.799	353	88.16	648
Rate/Term Refinance	156	19,768,799.00	3.09%	7.932	345	83.34	609

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

42

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	286	$42,417,954.62	6.62%	7.372%	353	82.71%	637
Multi-Unit	189	36,304,749.35	5.67%	7.709	352	79.65	645
PUD	494	83,180,183.75	12.98%	7.617	353	83.87	627
Single Family Residence	3,251	478,891,035.24	74.73%	7.735	352	82.04	614

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	235	$29,351,138.82	4.58%	7.846%	356	79.47%	662
Primary	3,925	603,295,374.85	94.15%	7.686	352	82.34	616
Secondary Home	60	8,147,409.29	1.27%	7.760	352	80.03	626

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

43

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	48	$4,923,484.22	0.77%	9.020%	346	87.11%	612
Arizona	141	18,070,168.59	2.82%	7.523	349	83.49	643
Arkansas	42	3,925,369.00	0.61%	8.240	338	89.30	626
California	841	182,977,643.87	28.55%	6.956	353	76.25	622
Colorado	51	9,062,391.21	1.41%	7.307	357	85.32	633
Connecticut	51	8,871,955.04	1.38%	7.610	356	83.38	621
Delaware	14	2,515,058.52	0.39%	8.222	353	76.63	595
District of Columbia	16	3,053,398.44	0.48%	7.902	352	77.72	609
Florida	465	65,480,922.04	10.22%	7.801	354	83.08	626
Georgia	163	22,792,687.28	3.56%	8.484	353	87.66	612
Idaho	21	2,200,759.59	0.34%	7.360	357	81.80	613
Illinois	93	15,062,757.60	2.35%	8.011	354	86.30	622
Indiana	50	4,998,460.57	0.78%	8.093	354	87.33	626
Iowa	7	813,669.26	0.13%	8.849	322	82.22	593
Kansas	37	3,673,521.32	0.57%	8.401	350	89.07	615
Kentucky	29	3,098,622.17	0.48%	8.192	352	88.26	613
Louisiana	100	9,644,647.30	1.51%	8.562	345	86.75	601
Maine	17	2,538,508.83	0.40%	8.601	348	83.24	607
Maryland	129	21,508,199.83	3.36%	8.195	354	84.76	604
Massachusetts	44	9,174,362.53	1.43%	7.737	358	79.21	617
Michigan	214	25,164,524.09	3.93%	8.293	355	86.10	613
Minnesota	34	6,666,552.07	1.04%	8.215	358	87.18	635
Mississippi	47	4,288,106.57	0.67%	8.943	353	88.69	595
Missouri	88	9,650,682.32	1.51%	8.270	354	86.06	598
Montana	5	650,457.51	0.10%	8.150	359	86.50	602
Nebraska	4	421,574.24	0.07%	8.243	358	92.04	656
Nevada	60	11,802,992.56	1.84%	7.245	355	82.29	631
New Hampshire	26	4,818,130.49	0.75%	7.704	352	81.33	626
New Jersey	69	12,378,147.96	1.93%	8.196	349	81.36	616
New Mexico	15	2,090,442.30	0.33%	8.430	349	79.51	593
New York	91	15,570,323.61	2.43%	7.638	351	78.53	608
North Carolina	109	13,811,295.04	2.16%	8.308	349	86.94	620
Ohio	192	21,583,547.64	3.37%	8.179	354	88.72	610
Oklahoma	37	3,582,929.69	0.56%	8.182	328	84.90	615
Oregon	22	3,554,879.27	0.55%	7.247	357	80.56	631
Pennsylvania	148	16,372,664.46	2.56%	8.170	348	85.71	610
Rhode Island	5	862,253.35	0.13%	7.204	358	79.26	649
South Carolina	55	6,340,234.05	0.99%	8.476	356	88.11	603
South Dakota	1	156,394.78	0.02%	7.990	359	89.94	589
Tennessee	117	13,299,862.05	2.08%	8.228	347	86.24	604
Texas	187	21,166,057.39	3.30%	7.678	346	84.98	626
Utah	15	2,239,081.19	0.35%	7.468	356	87.94	637
Vermont	8	1,293,029.64	0.20%	8.673	352	82.49	583
Virginia	204	34,152,803.43	5.33%	7.714	351	82.34	611

Continued next page…

44

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State (Continued)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Washington	62	$9,397,855.29	1.47%	7.512%	348	83.06%	623
West Virginia	26	2,545,991.02	0.40%	8.402	350	86.87	605
Wisconsin	17	2,238,777.66	0.35%	8.676	359	90.30	612
Wyoming	3	307,746.08	0.05%	8.360	358	98.95	649

Total	4,220	$640,793,922.96	100.00%	7.694%	352	82.18%	619

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.001 - 0.999	2	$439,835.74	0.08%	7.487%	358	67.97%	595
1.000 - 1.499	1	146,000.00	0.03%	5.990	359	58.40	567
1.500 - 1.999	1	111,510.00	0.02%	8.240	358	90.00	588
3.000 - 3.499	1	279,504.56	0.05%	6.625	358	80.00	638
3.500 - 3.999	3	828,878.06	0.15%	5.860	358	76.74	639
4.000 - 4.499	61	10,616,689.42	1.91%	5.981	358	70.10	666
4.500 - 4.999	244	42,750,019.54	7.69%	6.378	358	74.60	654
5.000 - 5.499	601	105,314,059.64	18.95%	6.829	358	78.35	637
5.500 - 5.999	726	121,555,932.75	21.87%	7.348	358	82.49	628
6.000 - 6.499	664	103,376,056.71	18.60%	7.930	358	86.10	611
6.500 - 6.999	555	83,458,829.79	15.02%	8.395	358	86.35	598
7.000 - 7.499	386	55,451,829.38	9.98%	8.867	358	87.31	585
7.500 - 7.999	194	28,625,832.45	5.15%	9.120	358	87.35	568
8.000 - 8.499	16	2,739,512.55	0.49%	9.331	358	88.19	548

Total	3,455	$555,694,490.59	100.00%	7.664%	358	82.85%	617

45

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	4	$704,183.70	0.13%	5.257%	358	73.26%	658
5.000 - 5.499	17	3,500,179.00	0.63%	5.405	359	75.75	653
5.500 - 5.999	157	31,648,834.37	5.70%	5.865	358	73.73	647
6.000 - 6.499	209	41,984,484.65	7.56%	6.283	358	74.70	643
6.500 - 6.999	606	114,254,414.53	20.56%	6.766	358	79.83	640
7.000 - 7.499	437	72,860,995.45	13.11%	7.249	358	82.18	635
7.500 - 7.999	661	108,567,458.58	19.54%	7.756	358	85.00	618
8.000 - 8.499	306	44,482,904.01	8.00%	8.262	358	85.94	600
8.500 - 8.999	450	63,641,590.03	11.45%	8.754	358	86.63	589
9.000 - 9.499	232	30,513,456.27	5.49%	9.242	359	88.78	576
9.500 - 9.999	226	28,057,363.01	5.05%	9.747	359	88.35	565
10.000 - 10.499	71	7,918,312.91	1.42%	10.236	359	89.07	557
10.500 - 10.999	53	5,396,355.96	0.97%	10.696	359	90.50	556
11.000 - 11.499	17	1,274,660.23	0.23%	11.217	359	89.27	549
11.500 - 11.999	6	566,034.61	0.10%	11.643	359	91.01	537
12.000 - 12.499	2	264,011.45	0.05%	12.327	359	95.00	528
12.500 - 12.999	1	59,251.83	0.01%	12.500	359	97.00	582

Total	3,455	$555,694,490.59	100.00%	7.664%	358	82.85%	617

46

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	5	$832,297.66	0.15%	5.798%	358	72.01%	639
9.000 - 9.499	6	1,624,760.61	0.29%	6.291	358	71.39	626
9.500 - 9.999	8	1,281,369.34	0.23%	6.675	358	69.30	638
10.000 - 10.499	11	1,653,766.81	0.30%	7.247	358	77.53	650
10.500 - 10.999	10	2,255,374.81	0.41%	7.727	358	83.36	631
11.000 - 11.499	8	1,156,388.45	0.21%	8.153	359	81.15	614
11.500 - 11.999	29	5,277,256.08	0.95%	6.182	357	77.41	644
12.000 - 12.499	62	12,695,646.69	2.28%	6.079	358	78.73	648
12.500 - 12.999	222	42,065,293.35	7.57%	6.177	358	75.38	641
13.000 - 13.499	230	41,786,384.13	7.52%	6.514	358	75.46	640
13.500 - 13.999	558	102,850,663.31	18.51%	6.834	358	80.11	638
14.000 - 14.499	393	65,657,060.71	11.82%	7.296	358	82.75	636
14.500 - 14.999	604	100,367,470.67	18.06%	7.769	358	85.19	618
15.000 - 15.499	275	41,290,326.02	7.43%	8.274	358	85.99	600
15.500 - 15.999	432	61,730,508.04	11.11%	8.758	358	86.77	588
16.000 - 16.499	228	29,914,443.70	5.38%	9.243	359	88.82	576
16.500 - 16.999	225	27,979,268.76	5.04%	9.746	359	88.36	565
17.000 - 17.499	70	7,715,897.37	1.39%	10.235	359	89.04	558
17.500 - 17.999	53	5,396,355.96	0.97%	10.696	359	90.50	556
18.000 - 18.499	17	1,274,660.23	0.23%	11.217	359	89.27	549
18.500 - 18.999	6	566,034.61	0.10%	11.643	359	91.01	537
19.000 - 19.499	2	264,011.45	0.05%	12.327	359	95.00	528
19.500 - 19.999	1	59,251.83	0.01%	12.500	359	97.00	582

Total	3,455	$555,694,490.59	100.00%	7.664%	358	82.85%	617

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	1	$109,567.87	0.02%	7.790%	357	90.00%	581
2.000	3	567,851.03	0.10%	6.723	357	80.00	692
3.000	3,451	555,017,071.69	99.88%	7.665	358	82.85	617

Total	3,455	$555,694,490.59	100.00%	7.664%	358	82.85%	617

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	3,400	$545,499,569.62	98.17%	7.665%	358	83.01%	618
2.000	55	10,194,920.97	1.83%	7.642	358	73.99	582

Total	3,455	$555,694,490.59	100.00%	7.664%	358	82.85%	617

47

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
03/01/06	1	$90,553.66	0.02%	5.990%	352	80.00%	655
05/01/06	2	139,331.17	0.03%	6.275	354	80.20	670
06/01/06	2	111,464.62	0.02%	7.324	355	80.00	561
07/01/06	28	5,792,540.87	1.04%	6.989	356	74.79	633
08/01/06	311	50,060,950.08	9.01%	7.398	357	83.54	634
09/01/06	1,142	208,727,785.87	37.56%	7.576	358	82.33	616
10/01/06	1,755	254,981,578.67	45.89%	7.865	359	83.92	612
11/01/06	1	90,000.00	0.02%	6.990	360	75.00	630
07/01/07	1	110,074.13	0.02%	7.350	356	85.00	680
08/01/07	18	3,651,122.14	0.66%	7.251	357	81.48	626
09/01/07	58	10,317,471.90	1.86%	7.296	358	80.96	634
10/01/07	72	10,654,699.87	1.92%	7.386	359	78.42	607
06/01/09	1	154,399.34	0.03%	5.990	355	79.99	681
07/01/09	1	191,849.82	0.03%	6.550	356	80.00	776
08/01/09	8	1,523,695.55	0.27%	6.746	357	79.83	670
09/01/09	25	4,834,256.68	0.87%	6.914	358	72.33	642
10/01/09	29	4,262,716.22	0.77%	7.344	359	76.99	629

Total	3,455	$555,694,490.59	100.00%	7.664%	358	82.85%	617

48

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-4

Group II Initial Mortgage Loans

		Minimum	Maximum
Scheduled Principal Balance	$202,859,467	$21,590	$988,000
Average Scheduled Principal Balance	$248,602
Number of Mortgage Loans	816

Weighted Average Gross Coupon	7.601%	4.990%	13.000%
Weighted Average FICO Score	623	503	792
Weighted Average Combined Original LTV	81.68%	20.55%	100.00%

Weighted Average Original Term	350 months	180 months	360 months
Weighted Average Stated Remaining Term	348 months	177 months	359 months
Weighted Average Seasoning	2 months	1 months	8 months

Weighted Average Gross Margin	6.335%	3.800%	9.800%
Weighted Average Minimum Interest Rate	7.619%	4.990%	11.850%
Weighted Average Maximum Interest Rate	14.392%	8.500%	18.850%
Weighted Average Initial Rate Cap	2.997%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.019%	1.000%	2.000%
Weighted Average Months to Roll	24 months	16 months	59 months
Maturity Date		Aug. 1, 2019	Oct. 1, 2034
Maximum Zip Code Concentration	1.07%	92057

49

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	25	$1,071,054.66	0.53%	9.610%	300	84.13%	627
50,000.01 - 100,000.00	214	16,790,916.21	8.28%	9.379	281	87.25	627
100,000.01 - 150,000.00	87	10,497,616.16	5.17%	8.635	337	85.19	595
150,000.01 - 200,000.00	58	10,259,955.80	5.06%	7.903	340	79.31	606
200,000.01 - 250,000.00	50	11,287,788.19	5.56%	7.898	340	82.53	617
250,000.01 - 300,000.00	30	8,186,008.58	4.04%	7.220	358	78.11	629
300,000.01 - 350,000.00	62	20,951,798.10	10.33%	7.341	358	79.25	615
350,000.01 - 400,000.00	148	55,565,073.66	27.39%	7.350	357	82.06	622
400,000.01 - 450,000.00	62	26,576,216.44	13.10%	7.219	358	83.22	631
450,000.01 - 500,000.00	56	26,752,406.25	13.19%	7.271	358	78.51	624
500,000.01 - 550,000.00	11	5,779,025.62	2.85%	7.412	358	83.89	638
550,000.01 - 600,000.00	5	2,901,889.19	1.43%	7.503	358	86.63	646
600,000.01 - 650,000.00	3	1,945,603.73	0.96%	6.385	359	72.40	638
750,000.01 - 800,000.00	2	1,578,431.76	0.78%	6.022	359	76.32	694
800,000.01 - 850,000.00	1	848,517.82	0.42%	6.700	358	70.83	714
850,000.01 - 900,000.00	1	879,165.02	0.43%	6.250	359	76.52	623
950,000.01 - 1,000,000.00	1	988,000.00	0.49%	7.950	359	80.00	612

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	1	$364,560.62	0.18%	4.990%	359	65.65%	604
5.000 - 5.499	5	2,066,366.99	1.02%	5.237	358	75.41	673
5.500 - 5.999	42	13,066,145.32	6.44%	5.842	351	72.91	658
6.000 - 6.499	63	22,465,237.03	11.07%	6.286	354	77.11	656
6.500 - 6.999	158	50,083,085.61	24.69%	6.770	353	79.55	647
7.000 - 7.499	64	21,527,534.37	10.61%	7.275	355	82.11	631
7.500 - 7.999	116	34,074,775.16	16.80%	7.724	355	81.20	605
8.000 - 8.499	49	10,899,389.93	5.37%	8.267	343	84.29	593
8.500 - 8.999	81	17,598,595.24	8.68%	8.796	347	85.82	587
9.000 - 9.499	39	7,204,906.49	3.55%	9.249	345	85.82	571
9.500 - 9.999	84	11,771,085.57	5.80%	9.761	340	89.38	582
10.000 - 10.499	44	4,896,874.84	2.41%	10.177	289	91.24	589
10.500 - 10.999	34	4,180,830.54	2.06%	10.738	337	92.14	577
11.000 - 11.499	10	767,003.93	0.38%	11.088	212	97.15	650
11.500 - 11.999	13	870,776.91	0.43%	11.704	313	91.78	596
12.000 - 12.499	3	250,316.73	0.12%	12.200	178	97.20	705
12.500 - 12.999	1	69,866.40	0.03%	12.500	179	100.00	666
13.000 - 13.499	9	702,115.51	0.35%	13.000	178	99.51	694

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

50

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500-524	21	$4,821,553.88	2.38%	8.863%	358	75.58%	518
525-549	121	23,802,025.99	11.73%	8.892	356	79.46	536
550-574	88	21,665,457.71	10.68%	8.063	352	78.66	563
575-599	103	25,615,510.39	12.63%	7.839	354	82.30	588
600-624	102	27,921,952.93	13.76%	7.518	351	83.31	612
625-649	108	30,245,871.66	14.91%	7.220	349	81.85	638
650-674	108	29,399,019.38	14.49%	7.022	344	82.67	662
675-699	69	16,729,621.32	8.25%	7.004	339	82.33	685
700+	96	22,658,453.93	11.17%	7.070	336	83.54	727

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	17	$2,348,625.03	1.16%	6.903%	334	42.36%	599
50.00- 54.99	14	2,153,952.28	1.06%	6.927	336	52.46	602
55.00- 59.99	18	4,925,852.83	2.43%	6.941	346	57.88	610
60.00- 64.99	33	9,083,725.51	4.48%	6.971	338	62.68	609
65.00- 69.99	27	7,848,543.84	3.87%	6.893	353	66.74	600
70.00- 74.99	49	15,886,708.19	7.83%	6.947	356	71.90	623
75.00- 79.99	88	26,046,241.53	12.84%	7.374	357	76.89	606
80.00	107	34,297,823.82	16.91%	7.105	357	80.00	655
80.01- 84.99	44	12,481,187.22	6.15%	7.389	354	83.62	607
85.00- 89.99	82	21,778,592.42	10.74%	7.761	356	86.52	609
90.00- 94.99	150	38,692,276.79	19.07%	7.941	356	90.36	616
95.00- 99.99	64	13,514,338.77	6.66%	8.442	342	95.22	622
100.00	123	13,801,598.96	6.80%	9.455	274	100.00	662

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	119	$10,678,904.41	5.26%	9.226%	178	90.80%	667
240	6	918,301.86	0.45%	7.222	238	66.70	609
360	691	191,262,260.92	94.28%	7.512	358	81.25	620

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

51

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	119	$10,678,904.41	5.26%	9.226%	178	90.80%	667
181-240	6	918,301.86	0.45%	7.222	238	66.70	609
301-360	691	191,262,260.92	94.28%	7.512	358	81.25	620

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	528	$155,899,560.76	76.85%	7.618%	358	82.06%	615
Fixed Rate Loan	288	46,959,906.43	23.15%	7.543	315	80.44	650

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/28 6 MO LIBOR IO	122	$46,213,434.93	22.78%	7.184%	358	84.94%	642
2/28 6 Mo LIBOR ARM	361	97,363,522.64	48.00%	7.883	358	81.16	600
3/27 6 MO LIBOR IO	6	2,039,249.98	1.01%	6.529	358	81.72	651
3/27 6 Mo LIBOR ARM	17	4,551,313.26	2.24%	7.395	358	74.85	594
5/25 6 MO LIBOR	14	3,443,517.10	1.70%	7.491	358	83.27	629
5/25 6 MO LIBOR IO	8	2,288,522.85	1.13%	6.729	358	75.02	641
Fixed Rate	196	38,855,456.11	19.15%	7.121	338	77.23	642
Fixed Rate Balloon	88	6,874,450.32	3.39%	10.053	178	99.36	690
Fixed Rate IO	4	1,230,000.00	0.61%	6.831	357	76.15	665

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	140	$51,771,207.76	25.52%	7.130%	358	84.17%	643
Not Interest Only	676	151,088,259.43	74.48%	7.763	345	80.83	616

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

52

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	216	$51,701,291.87	25.49%	8.136%	342	83.10%	624
Prepay Penalty: 12 months	6	2,404,976.47	1.19%	7.599	356	83.20	649
Prepay Penalty: 24 months	297	86,430,236.61	42.61%	7.410	353	81.59	622
Prepay Penalty: 36 months	170	36,627,285.35	18.06%	7.713	349	82.73	607
Prepay Penalty: 60 months	127	25,695,676.89	12.67%	7.009	342	77.52	642

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	712	$194,626,340.14	95.94%	7.495%	355	80.93%	620
Second Lien	104	8,233,127.05	4.06%	10.105	197	99.46	686

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	412	$93,964,606.95	46.32%	7.601%	350	82.39%	605
Limited Documentation	22	6,749,231.31	3.33%	7.274	355	83.49	607
No Documentation	42	10,166,693.15	5.01%	7.285	346	84.37	693
Stated Income	340	91,978,935.78	45.34%	7.659	346	80.53	634

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	542	$140,867,660.10	69.44%	7.473%	353	79.46%	610
Purchase	251	56,651,231.32	27.93%	7.906	337	87.37	656
Rate/Term Refinance	23	5,340,575.77	2.63%	7.755	341	80.19	604

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

53

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condo	36	$6,381,178.89	3.15%	7.736%	333	87.26%	627
Multi-Unit	30	6,391,340.64	3.15%	8.168	333	78.33	626
PUD	106	32,041,252.93	15.79%	7.432	351	82.91	635
Single Family Residence	644	158,045,694.73	77.91%	7.607	349	81.35	620

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investment (Non-Owner Occupied)	39	$8,851,347.65	4.36%	7.922%	354	74.24%	640
Primary	770	191,777,768.86	94.54%	7.593	348	81.96	621
Secondary Home	7	2,230,350.68	1.10%	7.044	358	87.96	665

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

54

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	11	$1,416,400.98	0.70%	9.384%	341	85.18%	598
Arizona	13	2,674,137.00	1.32%	8.172	349	86.38	590
Arkansas	1	64,564.64	0.03%	8.990	359	95.00	598
California	375	111,089,915.22	54.76%	7.189	348	80.67	633
Colorado	12	3,181,165.51	1.57%	7.411	344	80.18	629
Connecticut	9	2,359,184.70	1.16%	8.352	344	80.80	612
Delaware	1	161,852.98	0.08%	9.900	358	90.00	523
District of Columbia	3	889,661.88	0.44%	7.940	359	61.99	554
Florida	103	18,352,409.33	9.05%	7.967	349	83.11	622
Georgia	13	3,664,080.66	1.81%	7.722	349	81.98	618
Idaho	1	484,000.00	0.24%	7.350	356	80.00	670
Illinois	7	2,507,208.50	1.24%	7.873	359	89.58	647
Indiana	6	683,870.18	0.34%	8.261	358	89.79	620
Kansas	7	928,184.31	0.46%	9.174	358	81.54	583
Kentucky	5	921,613.81	0.45%	8.119	358	84.12	610
Louisiana	12	2,980,729.48	1.47%	8.632	354	88.73	615
Maine	7	1,242,760.75	0.61%	7.790	358	80.69	631
Maryland	24	6,441,884.75	3.18%	8.091	357	83.19	587
Massachusetts	7	1,718,353.56	0.85%	8.199	316	80.97	585
Michigan	9	1,000,477.77	0.49%	8.852	347	79.96	655
Mississippi	5	397,589.06	0.20%	10.079	309	89.20	566
Missouri	13	1,515,322.94	0.75%	8.868	355	85.35	573
Montana	1	211,424.42	0.10%	10.990	359	90.00	577
Nevada	13	5,345,725.19	2.64%	7.441	358	79.84	624
New Jersey	3	1,221,569.34	0.60%	8.215	358	86.35	607
New York	12	3,814,970.98	1.88%	7.398	347	70.92	584
North Carolina	8	1,658,338.93	0.82%	9.479	353	81.78	572
Ohio	33	3,354,441.01	1.65%	9.245	351	87.52	579
Oklahoma	2	472,117.04	0.23%	7.213	358	89.81	663
Oregon	1	268,480.04	0.13%	6.600	357	74.99	611
Pennsylvania	12	1,419,074.21	0.70%	8.812	359	84.61	576
Rhode Island	1	446,373.06	0.22%	8.450	357	79.87	659
South Carolina	4	946,750.01	0.47%	8.301	351	80.46	572
Tennessee	5	987,092.03	0.49%	8.000	262	93.33	649
Texas	19	2,775,672.30	1.37%	8.091	332	84.19	612
Utah	1	74,561.22	0.04%	7.900	178	82.42	652
Virginia	40	11,038,493.49	5.44%	7.883	347	82.55	614
Washington	10	3,096,296.99	1.53%	7.754	352	85.09	644
West Virginia	1	81,961.74	0.04%	9.750	359	100.00	605
Wisconsin	6	970,757.18	0.48%	9.400	358	89.46	565

Total	816	$202,859,467.19	100.00%	7.601%	348	81.68%	623

55

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	1	$383,624.19	0.25%	5.300%	358	82.69%	693
4.000 - 4.499	7	3,431,117.59	2.20%	5.667	358	75.86	678
4.500 - 4.999	32	12,249,935.47	7.86%	6.168	358	77.80	677
5.000 - 5.499	60	21,487,877.51	13.78%	6.669	358	77.29	645
5.500 - 5.999	96	34,586,104.89	22.18%	7.116	358	80.72	637
6.000 - 6.499	64	22,292,533.95	14.30%	7.523	358	83.01	618
6.500 - 6.999	63	19,940,593.68	12.79%	7.748	358	82.41	587
7.000 - 7.499	41	12,347,364.23	7.92%	8.366	358	84.73	574
7.500 - 7.999	17	6,410,053.08	4.11%	8.767	358	86.37	580
8.000 - 8.499	97	15,882,597.54	10.19%	9.462	358	88.10	560
8.500 - 8.999	41	5,622,610.43	3.61%	9.915	358	88.41	557
9.000 - 9.499	8	1,220,162.12	0.78%	10.675	359	82.71	550
9.500 - 9.999	1	44,986.08	0.03%	11.650	359	100.00	598

Total	528	$155,899,560.76	100.00%	7.618%	358	82.06%	615

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	1	$364,560.62	0.23%	4.990%	359	65.65%	604
5.000 - 5.499	5	2,066,366.99	1.33%	5.237	358	75.41	673
5.500 - 5.999	28	9,978,192.75	6.40%	5.819	358	74.93	655
6.000 - 6.499	41	15,967,013.57	10.24%	6.281	358	78.81	655
6.500 - 6.999	89	33,678,223.72	21.60%	6.790	358	81.41	642
7.000 - 7.499	50	19,222,234.15	12.33%	7.271	358	82.88	632
7.500 - 7.999	77	27,362,111.90	17.55%	7.734	358	81.26	602
8.000 - 8.499	34	9,004,085.96	5.78%	8.272	358	84.06	586
8.500 - 8.999	57	14,863,203.65	9.53%	8.804	358	84.21	577
9.000 - 9.499	31	6,489,209.88	4.16%	9.259	358	84.57	559
9.500 - 9.999	59	9,743,125.38	6.25%	9.758	358	87.50	563
10.000 - 10.499	21	2,916,675.43	1.87%	10.254	359	86.88	542
10.500 - 10.999	24	3,449,147.02	2.21%	10.742	358	91.25	561
11.000 - 11.499	2	144,741.87	0.09%	11.209	359	90.00	535
11.500 - 11.999	9	650,667.87	0.42%	11.635	359	89.00	570

Total	528	$155,899,560.76	100.00%	7.618%	358	82.06%	615

56

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	2	$764,999.99	0.49%	5.632%	358	85.29%	667
9.000 - 9.499	1	444,185.39	0.28%	6.450	358	83.18	632
9.500 - 9.999	2	702,000.00	0.45%	6.833	357	76.82	628
10.000 - 10.499	1	350,461.53	0.22%	7.350	358	88.86	621
10.500 - 10.999	3	1,324,206.42	0.85%	7.673	358	80.54	578
11.000 - 11.499	2	875,291.20	0.56%	5.272	358	81.18	691
11.500 - 11.999	7	1,999,466.16	1.28%	5.740	358	67.65	640
12.000 - 12.499	15	6,078,472.36	3.90%	6.044	357	74.78	658
12.500 - 12.999	36	13,195,932.57	8.46%	6.383	358	78.04	655
13.000 - 13.499	33	12,507,114.71	8.02%	6.439	359	80.05	654
13.500 - 13.999	80	30,260,498.97	19.41%	6.859	358	81.07	638
14.000 - 14.499	47	17,636,675.58	11.31%	7.311	358	83.09	628
14.500 - 14.999	70	24,446,206.99	15.68%	7.764	358	82.02	602
15.000 - 15.499	35	8,766,340.70	5.62%	8.314	358	84.27	588
15.500 - 15.999	58	14,400,227.30	9.24%	8.822	358	84.01	575
16.000 - 16.499	28	6,162,310.35	3.95%	9.255	358	84.47	558
16.500 - 16.999	53	8,895,879.62	5.71%	9.751	358	87.88	563
17.000 - 17.499	20	2,844,734.16	1.82%	10.250	359	86.80	543
17.500 - 17.999	24	3,449,147.02	2.21%	10.742	358	91.25	561
18.000 - 18.499	2	144,741.87	0.09%	11.209	359	90.00	535
18.500 - 18.999	9	650,667.87	0.42%	11.635	359	89.00	570

Total	528	$155,899,560.76	100.00%	7.618%	358	82.06%	615

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000	1	$427,461.19	0.27%	5.140%	355	63.24%	652
3.000	527	155,472,099.57	99.73%	7.625	358	82.11	614

Total	528	$155,899,560.76	100.00%	7.618%	358	82.06%	615

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	520	$152,742,472.69	97.97%	7.630%	358	82.20%	615
1.500	1	427,461.19	0.27%	5.140	355	63.24	652
2.000	7	2,729,626.88	1.75%	7.354	358	77.12	597

Total	528	$155,899,560.76	100.00%	7.618%	358	82.06%	615

57

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
03/01/06	1	$53,043.82	0.03%	9.620%	352	95.00%	577
06/01/06	4	1,472,117.20	0.94%	6.435	355	79.03	678
07/01/06	5	1,578,807.25	1.01%	8.431	356	74.21	593
08/01/06	45	16,787,595.41	10.77%	7.416	357	82.38	633
09/01/06	205	66,388,212.44	42.58%	7.707	358	83.54	611
10/01/06	223	57,297,181.45	36.75%	7.681	359	81.32	611
08/01/07	2	513,821.76	0.33%	7.187	357	82.72	616
09/01/07	17	4,870,029.12	3.12%	7.168	358	78.40	619
10/01/07	4	1,206,712.36	0.77%	6.934	359	68.79	583
08/01/09	7	1,894,168.28	1.21%	6.876	357	75.08	637
09/01/09	12	3,314,981.01	2.13%	7.306	358	82.16	639
10/01/09	3	522,890.66	0.34%	7.555	359	83.90	583

Total	528	$155,899,560.76	100.00%	7.618%	358	82.06%	615

58